UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 31, 2010

Aceto Corporation

 (Exact Name of Registrant as Specified in its Charter)

New York	000-04217	11-1720520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hollow Lane, Lake Success, New York 11042

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (516) 627-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 31, 2010, Aceto Corporation (“Aceto” or the “Company”) acquired certain assets of Rising Pharmaceuticals, Inc. (“Rising”),  a New Jersey based company that markets and distributes generic prescription and over the counter pharmaceutical products to leading wholesalers, chain drug stores, distributors, mass market merchandisers and others under its own label, throughout the United States. The purchase price was approximately $73,317,000 which was comprised of the issuance of 1,000,000 shares of Aceto common stock, valued at $9,000,000, cash payment of approximately $58,817,000 and approximately $5,500,000 liability due to Rising to satisfy bulk sales tax obligation. The purchase agreement also calls for $8,000,000 of deferred consideration to be paid by Aceto over a four year period. In addition, the agreement provides for the payment of additional contingent consideration equal to one-half of the three year cumulative Rising earnings before interest, taxes, deprecation and amortization in excess of $32,100,000, up to a maximum of $6,000,000.

On January 5, 2011, Aceto filed a Current Report on Form 8-K stating that it had completed the acquisition of certain assets of Rising and that the financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed within the time period specified in the instructions to Item 9.01 of Form 8-K.  This amended Current Report on Form 8-K contains the required financial statements and pro forma financial information.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Rising Pharmaceuticals, Inc. for the nine months ended September 30, 2010 and for the fiscal year ended December 31, 2009 are attached hereto as Exhibit 99.1.

(b) Pro Forma Financial Information.

The unaudited pro forma financial information for Aceto, after giving effect to the acquisition of certain assets of Rising and adjustments described in such pro forma financial information, are attached hereto as Exhibit 99.2.

Exhibit No.  Description

23.1	Consent of BDO USA, LLP.

23.2	Consent of WISS & COMPANY, LLP.

99.1	Audited financial statements of Rising Pharmaceuticals, Inc. for the nine months ended September 30, 2010 and for the fiscal year ended December 31, 2009.

99.2	Unaudited pro forma financial information for Aceto, after giving effect to the acquisition of certain assets of Rising and adjustments described in such pro forma financial information.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACETO CORPORATION

Date: March 14, 2011	By:	/s/ Albert L. Eilender
Albert L. Eilender
Chairman of the Board and
Chief Executive Officer

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